Exhibit 10.04

BEACON ENTERPRISE SOLUTIONS GROUP INC 124 N 1ST STREET	FIRST SAVINGS BANK, F.S.B. 501 EAST LEWIS & CLARK PARKWAY, CLARK COUNTY
LOUISVILLE KY 40202	CLARKSVILLE, IN 47129	Line of Credit No.	0379000032
		Date	08-29-2008
BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	Max. Credit Amt.	100,000.00
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.	Loan Ref. No.	0379000032

You have extended to me a line of credit in the
AMOUNT of ONE HUNDRED THOUSAND AND N0/100   $100,000.00.

You will make loans to me from time to time until 12:00 A.m. on 09292009. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts. This line of credit is an agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.	AMOUNT: This line of credit is:

|X|	OBLIGATORY: You may not refuse to make a loan to me under this line of credit unless one of the following occurs:

a.	I have borrowed the maximum amount available to me;

b.	This line of credit has expired;

c.	I have defaulted on the note (or notes) which show my indebtedness under this line of credit;

d.	I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;

e.	______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________.

|_|	DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed ____________________________________________ $ __________________________.

Subject to the obligatory or discretionary limitations above, this line of credit is:

|X|	OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.

|_|	CLOSED-END: I may borrow up to the maximum only one time.

2.	PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on 08-29-2008, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: A SIGNED AUTHORIZATION BY BRUCE W. WIDENER OR ROBERT R. MOHR AND AN AVAILABLE BALANCE.

3.	RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:

|X|	security agreement dated 09-29-2008	|X|	UCC-1 DATED 08-29-2008
|_|	mortgage dated	|_|
|_|	guaranty dated	|_|

4.	REMEDIES: If I am in default on the note(s) you may:

a.	take any action as provided in the related documents;

b.	without notice to me, terminate this line of credit.

By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5.	COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6.	COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

a.	maintain books and records of my operations relating to the need for this line of credit;

b.	permit you or any of your representatives to inspect and/or copy these records;

c.	provide to you any documentation requested by you which support the reason for making any advance under this line of credit;

d.	permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;

e.	___________________________________________________________________________
___________________________________________________________________________
___________________________________________________________________________.

7.	NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8.	MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER	SIGNATURES: I AGREE TO THE TERMS OF THIS LINE OF CREDIT. I HAVE RECEIVED A COPY ON TODAY'S DATE.

DONALD ALLEN	BRUCE W. WIDENER, CEO/SECRETARY
Title VICE PRESIDENT

ROBERT R. MOHR, CHIEF ACCOUNTING OFFICER

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GUARANTY

CLARKSVILLE,	INDIANA
(City)	(State)

AUGUST 29 2008

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce FIRST SAVINGS BANK F.S.B. (herein, with its participants, successors and assigns, called "Lender"), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of BEACON ENTERPRISE SOLUTIONS GROUP INC (herein called "Borrower") or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A.	If this |_| is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following: ______________________________________________________ and any extensions, renewals or replacements thereof (hereinafter referred to as the "Indebtedness").

B.	If this |X| is checked, the Undersigned guarantees to Lender the payment and performance of each and every debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several, or joint and several; all such debts, liabilities and obligations being hereinafter collectively referred to as the "Indebtedness"). Without limitation, this guaranty includes the following described debt(s): ______________________________________________________________________

        The Undersigned further acknowledges and agrees with Lender that:

        1. No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

        2. This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the incompetent and only prospectively, as to future transactions, as herein set forth.

        3. If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unmatured, shall be immediately due and payable without demand or notice thereof.

        4. The liability of the Undersigned hereunder shall be limited to a principal amount of $100,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all other costs, fees, and expenses agreed to be paid under all agreements evidencing the Indebtedness and securing the payment of the Indebtedness, and all attorneys' fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender, advising the Lender that such payment is made under this guaranty for such purpose.

        5. The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on page 2, all of which are made a part hereof.

        This guaranty is |X| unsecured; |_| secured by a mortgage or security agreement dated _________________________; |_| secured by ___________________________________

        IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

BRUCE W. WIDENER

"Undersigned" shall refer to all persons who sign this guaranty, severally and Jointly.

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DEBTOR NAME AND ADDRESS	SECURED PARTY NAME AND ADDRESS

BEACON ENTERPRISE SOLUTIONS GROUP INC 124 N 1ST STREET LOUISVILLE KY 40202	FIRST SAVINGS BANK, F.S.B. 501 EAST LEWIS & CLARK PARKWAY, CLARK COUNTY CLARKSVILLE, IN 47129

Type: |_| individual |_| partnership |X| corporation |_| ___________________

State of organization/registration (if applicable) IN

|_| If checked, refer to addendum for additional Debtors and signatures.

COMMERCIAL SECURITY AGREEMENT

The date of this Commercial Security Agreement (Agreement) is 08-29-2008

SECURED DEBTS. This Agreement will secure all sums advanced by Secured Party under the terms of this Agreement and the payment and performance of the following described Secured Debts that (check one) |X| Debtor |_| __________________________ ________________________________________________ (Borrower) owes to Secured Party:

|_|	Specific Debts. The following debts and all extensions, renewals, refinancings, modifications, and replacements (describe):

|X|	All Debts. All present and future debts, even if this Agreement is not referenced, the debts are also secured by other collateral, or the future debt is unrelated to or of a different type than the current debt. Nothing in this Agreement is a commitment to make future loans or advances.

SECURITY INTEREST. To secure the payment and performance of the Secured Debts, Debtor gives Secured Party a security interest in all of the Property described in this Agreement that Debtor owns or has sufficient rights in which to transfer an interest, now or in the future, wherever the Property is or will be located, and all proceeds and products of the Property. "Property" includes all parts, accessories, repairs, replacements, improvements, and accessions to the Property; any original evidence of title or ownership; and all obligations that support the payment or performance of the Property. "Proceeds" includes anything acquired upon the sale, lease, license, exchange, or other disposition of the Property; any rights and claims arising from the Property; and any collections and distributions on account of the Property. This Agreement remains in effect until terminated in writing, even if the Secured Debts are paid and Secured Party is no longer obligated to advance funds to Debtor or Borrower.

PROPERTY DESCRIPTION. The Property is described as follows:

|X|	Accounts and Other Rights to Payment: All rights to payment, whether or not earned by performance, including, but not limited to, payment for property or services sold, leased, rented, licensed, or assigned. This includes any rights and interests (including all liens) which Debtor may have by law or agreement against any account debtor or obligor of Debtor.

|X|	Inventory: All inventory held for ultimate sale or lease, or which has been or will be supplied under contracts of service, or which are raw materials, work in process, or materials used or consumed in Debtor's business.

|X|	Equipment: All equipment including, but not limited to, machinery, vehicles, furniture, fixtures, manufacturing equipment, farm machinery and equipment, shop equipment, office and record keeping equipment, parts, and tools. The Property includes any equipment described in a list or schedule Debtor gives to Secured Party, but such a list is not necessary to create a valid security interest in all of Debtor's equipment.

|_|	Instruments and Chattel Paper: All instruments, including negotiable instruments and promissory notes and any other writings or records that evidence the right to payment of a monetary obligation, and tangible and electronic chattel paper.

|X|	General Intangibles: All general intangibles including, but not limited to, tax refunds, patents and applications for patents, copyrights, trademarks, trade secrets, goodwill, trade names, customer lists, permits and franchises, payment intangibles, computer programs and all supporting information provided in connection with a transaction relating to computer programs, and the right to use Debtor's name.

|_|	Documents: All documents of title including, but not limited to, bills of lading, dock warrants and receipts, and warehouse receipts.

|_|	Farm Products and Supplies: All farm products including, but not limited to, all poultry and livestock and their young, along with their produce, products, and replacements; all crops, annual or perennial, and all products of the crops; and all feed, seed, fertilizer, medicines, and other supplies used or produced in Debtor's farming operations.

|_|	Government Payments and Programs: All payments, accounts, general intangibles, and benefits including, but not limited to, payments in kind, deficiency payments, letters of entitlement, warehouse receipts, storage payments, emergency assistance and diversion payments, production flexibility contracts, and conservation reserve payments under any preexisting, current, or future federal or state government program.

|_|	Investment Property: All investment property including, but not limited to, certificated securities, uncertificated securities, securities entitlements, securities accounts, commodity contracts, commodity accounts, and financial assets.

|_|	Deposit Accounts: All deposit accounts including, but not limited to, demand, time, savings, passbook, and similar accounts.

|_|	Specific Property Description: The Property includes, but is not limited by, the following (if required, provide real estate description);

USE OF PROPERTY. The Property will be used for |_| personal |X| business |_| agricultural |_|__________________ purposes.

SIGNATURES. Debtor agrees to the terms on pages 1 and 2 of this Agreement and acknowledges receipt of a copy of this Agreement.

DEBTOR	SECURED PARTY
BEACON ENTERPRISE SOLUTIONS GROUP INC	FIRST SAVINGS BANK, F.S.B.

BRUCE W. WIDENER CEO/SECRETARY	DONALD ALLEN VICE PRESIDENT

ROBERT R. MOHR CHIEF ACCOUNTING OFFICER

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BEACON ENTERPRISE SOLUTIONS GROUP INC	FIRST SAVINGS BANK, F.S.B.
124 N 1ST STREET	501 EAST LEWIS & CLARK PARKWAY, CLARK COUNTY	Loan No.	0379000032
LOUISVILLE KY 40202	CLARKSVILLE, IN 47129	Date	08-29-2008
		Maturity Date	09-29-2008
BORROWER'S NAME AND ADDRESS	LENDER'S NAME AND ADDRESS	Loan Amount	$100,000.00
“I” includes each borrower above, jointly and severally.	“You” means the lender, its successors and assigns.	Renewal Of	_________

For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of ONE HUNDRED THOUSAND AND NO/100 Dollars $100,000.00

|_|	Single Advance: I will receive all of this principal sum on ___________________. No additional advances are contemplated under this note.

|X|	Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On 08-29-2008 I will receive the amount of $_______________________ and future principal advances are contemplated.

Conditions: The conditions for future advances are A SIGNED AUTHORIZATION BY BRUCE W. WIDENER OR ROBERT R. MOHR AND AN AVAILABLE BALANCE

|X|	Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on 09292009

|_|	Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from 08-29-2008 at the rate of 5.000% per year until 08-30-2008

|X|	Variable Rate: This rate may then change as stated below.

|_|	Index Rate: The future rate will be EQUAL TO the following index rate: THE BASE RATE ON CORPORATE LOANS POSTED BY AT LEAST 75% OF THE 30 LARGEST U.S. BANKS KNOWN AS THE WALL STREET JOURNAL U.S. PRIME RATE.

|_|	No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

|X|	Frequency and Timing: The rate on this note may change as often as EVERY DAY BEGINNING 08-30-2008

A change in the interest rate will take effect ON THE FOLLOWING DAY

|X|	Limitations: During the term of this loan, the applicable annual interest rate will not be more than 21.000%, or less than 5.000%. The rate may not change more than _______________% each ____________________________.

Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

|_|	The amount of each scheduled payment will change.	|X|	The amount of the final payment will change.
|_|	__________________________________________________________________________________________________

ACCRUAL METHOD: Interest will be calculated on a ACTUAL/365 basis.

POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

|X|	on the same fixed or variable rate basis in effect before maturity (as indicated above).

|_|	at a rate equal to _________________________________

|X|	LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE PAYMENT AMOUNT WITH A MIN OF $17.50.

|_|	ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which |_| are |_| are not included in the principal amount above: _____________________________

PAYMENTS: I agree to pay this note as follows: INTEREST ON THE AMOUNT OF CREDIT OUTSTANDING DUE AT MATURITY AND PRINCIPAL DUE ON 09-29-2008.

|_|	Unpaid Interest: Any accrued interest not paid when due (whether due by reason of a schedule of payments or due because of Lender's demand) will become part of the principal thereafter, and will bear interest at the interest rate in effect from time to time as provided for in this agreement.

ADDITIONAL TERMS: LENDER MAY IMPOSE A NON-SUFFICIENT FUNDS FEE FOR ANY CHECK THAT IS PRESENTED FOR PAYMENT THAT IS RETURNED FOR ANY REASON. SUCH FEE SHALL BE IN THE AMOUNT OF $20.00

|X|	SECURITY: This note is separately secured by (describe separate document by type and date): UCC DATED 08-29-2008

(This section is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

PURPOSE: The purpose of this loan is CASH FLOW.

SIGNATURES: I AGREE TO THE TEAMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

BEACON ENTERPRISE SOLUTIONS GROUP INC
Signature for Lender

BRUCE W. WIDENER, CEO/SECRETARY

ROBERT R. MOHR, CHIEF ACCOUNTING OFFICER

DONALD ALLEN, VICE PRESIDENT

UNIVERSAL NOTE

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